Exhibit 1.1

UNDERWRITING AGREEMENT

between

PROPANC BIOPHARMA, INC.

And

D. BORAL CAPITAL LLC, AS REPRESENTATIVE OF THE UNDERWRITERS

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PROPANC BIOPHARMA, INC.

UNDERWRITING AGREEMENT

[*] SHARES OF COMMON STOCK

New York, New York

[_*_], 2025

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

As Representative of the Underwriters named on Schedule 1 hereto

Ladies and Gentlemen:

The undersigned, Propanc Biopharma, Inc. , a Delaware corporation (the “Company”), hereby confirms its agreement (this “Agreement”) with D. Boral Capital LLC, (hereinafter referred to as “you,” “D. Boral Capital,” or the “Representative”) and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) to issue and sell an aggregate of [*] shares (“Firm Shares”) of the Company’s common stock, $0.001 par value per share, (“Common Stock”), and at the election of the Representative, up to an additional [*] share(s) of Common Stock (the “Option Shares” and together with the Firm Shares, the “Shares”). The Firm Shares and the Option Shares, are collectively referred to as the “Public Securities.” The offering and sale of the Public Securities contemplated by this Agreement are referred to herein as the “Offering.” The Public Securities, the Representative’s Warrants (as defined below) and all shares of common stock underlying the Representative’s Warrants therein are herein collectively called the “Securities.”

1. Purchase and Sale of Firm Shares; Representative’s Warrants; Over-Allotment Option.

1.1 Nature and Purchase of Firm Shares and Representative’s Warrants.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, severally and not jointly, and the Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at a purchase price of $[*] per share of Common Stock, prior to discount and commissions, or $[ * ] per share, net of discounts and commissions. The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

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(ii) The Company further agrees on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth to issue and sell to the Representative (and/or its designees) on the Closing Date, and each Option Closing Date (as defined below), the warrants as set forth in Exhibit A, attached hereto and made a part hereof (the “Representative’s Warrants”). The Representative’s Warrants shall consist of warrants to purchase the number of shares of Common Stock (“Representative’s Warrant Shares”) equal to 3% of the aggregate number of shares of Common Stock sold on the Closing Date and the applicable Option Closing Date. The said Representative’s Warrants will be exercisable at any time and from time to time, in whole or in part, during the four-and-a-half-year period commencing six (6) months after the date of the commencement of sales of the Public Securities, will be exercisable at a per share price equal to 100.0% of the per share offering price and will be in form and substance satisfactory to the Representative. The Representative’s Warrants will provide for registration rights (including a one-time demand registration right and unlimited piggyback rights) and customary anti-dilution provisions (for stock dividends and splits and recapitalizations) and anti-dilution protection (adjustment in the number and price of such warrants and the shares underlying such warrants) resulting from corporate events (which would include dividends, reorganizations, mergers, etc.) and future issuance of Common Stock or Common Stock equivalents at prices (or with exercise and/or conversion prices) below the Offering price as permitted under FINRA Rule 5110(f)(2)(G).

1.1.2. Payment and Delivery of the Firm Shares.

(i) Delivery and payment for the Firm Shares shall be made at 10:00 a.m., Eastern time, on the first (1st) Business Day (second, if the pricing occurs after 4:01 P.M. (New York City time) on any given day) after the date of this Agreement or at such time and on such other date, not later than ten (10) business days after such date, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the “Closing Date”), at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 31st Floor, New York, New York 10036 (“Representative Counsel”), or at such other place (or remotely by facsimile or other electronic transmissions) as shall be agreed upon by the Representative and the Company.

(ii) Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) immediately available funds, payable to the order of the Company upon delivery of the certificates or security entitlements (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one (1) Business Day prior to the Closing Date. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday, or a day on which banking institutions are authorized or obligated by law to close in New York, New York; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay-at-home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day. The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Public Securities by the Company to the Underwriters shall be borne by the Company. The Company shall pay and hold each Underwriter and any subsequent holder of the Public Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying United States federal and state and foreign stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance, sale and delivery to such Underwriter of the Public Securities.

1.2 Over-allotment Option.

1.2.1. Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option to purchase up to fifteen percent (15%) of the total number of Public Securities offered by the Company in the offering (the “Over-allotment Option”). Upon the purchase of such additional Option Shares, the net proceeds will be deposited in the Company’s account. The purchase price to be paid per Option Share shall be equal to $[ ].

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1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within forty-five (45) days after the Closing Date. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which shall not be later than the second (2nd) full Business Day after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Representative Counsel or at such other place (including remotely by facsimile or other electronic transmissions) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares, subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of Option Shares specified in such notice and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of Option Shares then being purchased as set forth in Schedule 1 opposite the name of such Underwriter.

1.2.3. Payment and Delivery. Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to you of certificates or security entitlements (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the facilities of DTC) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one (1) full Business Day prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares, except upon tender of payment by the Representative for applicable Option Shares.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date, and as of the Option Closing Date, if any, as follows:

2.1 Filing of Registration Statement.

2.1.1. Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-282886), including any related prospectus or prospectuses, for the registration of the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits, and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the effective date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b).

The Registration Statement, any Rule 462 Registration Statement and any post-effective amendment thereto have been declared effective by the Commission under the Securities Act or have become effective pursuant to Rule 462 of the Securities Act Regulations. The Company has responded to all requests, if any, of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462 Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

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Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated [ ], 2025, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus” or the “Final Prospectus.” The term “Prospectus” means the final prospectus in connection with this Offering as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the effective date, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Public Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Representative for such use. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means [*] [a.m./p.m.], Eastern time, on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Public Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Public Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-Bhereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus, and the information included on Schedule 2-A hereto, all considered together.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number [*]) providing for the registration, pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Stock. The registration of the Common Stock under the Exchange Act has been declared effective by the Commission on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2 Stock Exchange Listing. The Company’s Common Stock has been approved for listing on the Nasdaq Capital Market (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock from the Exchange, nor has the Company received any written notification that the Exchange is contemplating terminating such listing.

2.3 No Stop Orders, etc. Neither the Commission nor, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, or the Prospectus or has instituted or, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information. For purposes of this Agreement, the term “Company’s knowledge” means the knowledge of the Board of Directors and executive officers of the Company after due inquiry.

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2.4 Disclosures in Registration Statement.

2.4.1. Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement, any Rule 462 Registration Statement, and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act, the Exchange Act, and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with the Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to Commission’s EDGAR filing system (“EDGAR”), except to the extent permitted by Regulation S-T promulgated under the Securities Act.

(ii) The Registration Statement and any amendment thereto, when it became effective, did not contain, as of the date of such amendment will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: the names of the Underwriters, the information under the subsections “Other Relationships,” “Price Stabilization, Short Positions, and Penalty Bids,” “Electronic Distribution,”, and the first paragraph under the subsection “Underwriting Discount” (collectively, the “Underwriters’ Information”).

(iii) The Pricing Disclosure Package, or any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, as of the Applicable Time, did not, and at the time of each sale of the Public Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Pricing Disclosure Package, as then amended or supplemented by the Company, if applicable, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus, if any, as of its date, did not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that these representations and warranties with respect to the Pricing Disclosure Package and any Limited Use Free Writing Prospectus shall not apply to statements made or statements omitted in reliance upon and in conformity with the Underwriters’ Information; and

(iv) The Prospectus, as amended or supplemented, as of its date, and at all subsequent times when a prospectus is delivered or required by applicable law to be delivered in connection with sales of Securities, does not contain any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include, an untrue statement of a material fact or omitted, omits or will omit to state, a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and complied and will comply in all material respects with the Securities Act, the Exchange Act and the Securities Act Regulations; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with the Underwriters’ Information.

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2.4.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below). None of such agreements or instruments has been assigned by the Company, and neither the Company nor, any other party is in material default thereunder and, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder except for such defaults that would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below). Performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change as defined in Section 2.5.1 below.

2.4.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

2.4.4. Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package, and the Prospectus concerning the effects of federal, state, local, and all foreign regulation on the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.5 Changes After Dates in Registration Statement.

2.5.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor, any development that, singularly or in the aggregate, would reasonably be expected to result in a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business or assets of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.5.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its Common Stock, series A preferred stock (retired as of the date of this agreement), or series B preferred stock (collectively, the “capital stock”).

2.6 Independent Accountants. Salberg & Company, P.A. (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package, and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

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2.7 Financial Statements, etc. The consolidated financial statements, including the notes thereto, and supporting schedules included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, present in all material respects the financial position and the results of operations of the Company as of the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with the U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement, if any, present fairly in all material respects the information required to be stated therein. No historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package, or the Prospectus under the Securities Act or the Securities Act Regulations. Each of the Registration Statement, the Pricing Disclosure Package, and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, if any, that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company, or, other than in the course of business, any grants under any stock compensation plan, and (d) there has not been any material adverse change in the Company’s long-term or short-term debt.

2.8 Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued, and outstanding share capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company will have on the Closing Date the adjusted authorized, issued, and outstanding share capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no share options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of the Company or any security convertible or exercisable into shares of the Company, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities. With respect to the stock options (the “Stock Options”) granted pursuant to the equity compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code (defined below) so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (iii) each such grant was made in accordance with the applicable terms of the Company’s 2019 Equity Incentive Plan, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of Exchange and any other exchange on which Company securities are traded, in each case.

2.9 Valid Issuance of Securities, etc.

2.9.1. Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no contractual or other rights of rescission or the ability to force the Company or any of its Subsidiaries to repurchase such securities with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. The Company has taken all necessary company action to cause the Certificate of Incorporation and the Bylaws to be in full force and effect in accordance with the Delaware General Corporation Law on the Closing Date. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such stock, exempt from such registration requirements. All securities of each subsidiary are wholly owned by the Company. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable. The description of the Company’s stock option, stock bonus and other related incentive plans or arrangements, and options and/or other rights granted thereunder, as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options, and rights.

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2.9.2. Securities Sold Pursuant to this Agreement. The Public Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid, and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all Company action required to be taken for the authorization, issuance, and sale of the Public Securities has been duly and validly taken. The Public Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Final Prospectus.

2.10 Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, no contracts, agreements, or understandings between the Company and any person granting such person the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

2.11 Authorization and Delivery of the Agreement. The Company has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

2.12 No Conflicts, etc. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party and that is material to the Company; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation or the Bylaws (as the same may be amended or restated from time to time, the “Charter”) of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except in the case of clauses (i) and (iii) for such breach, conflict, default or violation which would not reasonably be expected to cause a Material Adverse Change.

2.13 No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant, or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, except for any such default that would not be reasonably expected to result in a Material Adverse Change. The Company is not in violation of any term or provision of its Charter, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment, or decree of any Governmental Entity, except for such violations that would not be reasonably expected to result in a Material Adverse Change.

2.14 Company Power; Licenses; Consents.

2.14.1. Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates, and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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2.14.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals, and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement, except (A) the registration under the Securities Act of the Public Securities, which has been effected, (B) the necessary filings and approvals from the Exchange to list the Public Securities, (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws and the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Public Securities by the Underwriters, (D) such consents and approvals as have been obtained and are in full force and effect, and (E) such consents, approvals, orders, authorizations and filings the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Change.

2.15 D&O Questionnaires. All information contained in the director and officer questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal shareholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as well as in the Lock-Up Agreement (as defined in Section 2.24 below), provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

2.16 Litigation; Governmental Proceedings. There are no actions, suits, proceedings, inquiry, arbitrations, investigations, litigations, or governmental proceedings (“Actions”) pending or, threatened against, or involving the Company or its subsidiaries, which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and actions, suits or proceedings that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change or materially and adversely affect the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and are not so described; (iii) no such Actions have been threatened in writing by any governmental or regulatory authority or by others that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; (iii) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (iv) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.. The Company’s listing application for the listing of the Public Securities on the Exchange does not omit any required disclosures with respect to actions suits or proceedings, if any, involving the Company and its executive officer and directors.

2.17 Good Standing. The Company has been duly organized and is validly existing as a Corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.18 Insurance. The Company carries or is entitled to the benefits of insurance, with insurers of recognized financial responsibility, in such amounts and covering such risks which the Company believes are adequate, including, but not limited to, directors and officers insurance coverage at least equal to $[*] and all such insurance are in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

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2.19 Transactions Affecting Disclosure to FINRA.

2.19.1. Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there are no claims, payments, arrangements, agreements, or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.19.2. Payments Within Twelve (12) Months. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities, or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Closing Date, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.19.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.19.4. FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 10% or more of any class of the Company’s securities, or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.19.5. Information. All information provided by the Company in its FINRA questionnaire to Representative Counsel specifically for use by Representative Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct, and complete in all material respects.

2.20 Foreign Corrupt Practices Act. None of the Company or, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.21 Compliance with OFAC. None of the Company or, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.22 Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, threatened.

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2.23 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Representative Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.24 Lock-Up Agreements.

(a) The Company has delivered to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit B (the “Company Lock-Up Agreement”), prior to the execution of this Agreement.

(b) Each director, officer, and greater than 5% stockholder has delivered to the Representative an executed Lock-Up Agreement in the form attached hereto as Exhibit C (the “Lock-Up Agreement for Officers, Directors, and 5% or Greater Shareholders”), prior to the execution of this Agreement.

2.25 Subsidiaries. All direct and indirect subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company taken as a whole. The Company’s ownership and control of each subsidiary are as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. The issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2.26 Related Party Transactions. Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus that have not been described as required.

2.27 Board of Directors. The Board of Directors, as well as any proposed directors, of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange, including the phase-in rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. Due to the fact that the Company will qualify as a “controlled company” pursuant to the rules of the Exchange, at least a majority of the persons serving on the Board of Directors will not qualify as “independent,” as defined under the listing rules of the Exchange.

2.28 Sarbanes-Oxley Compliance.

2.28.1. Disclosure Controls. The Company has designed a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act Regulations) that will comply with the requirements of the Exchange Act within the time period required and has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

2.28.2. Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in compliance with the provisions of the Sarbanes-Oxley Act that are then in effect and with which the Company is required to comply with as of the Applicable Time or on the Closing Date, and has taken all reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the provisions of the Sarbanes-Oxley Act then applicable to the Company.

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2.29 Accounting Controls. The Company and its subsidiaries taken as a whole, maintains a system of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.30 No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.31 No Labor Disputes. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

2.32 Intellectual Property Rights. The Company owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to own, possess or have valid rights to use any of the foregoing would not reasonably be expected to have a material adverse effect on the Company. No action or use by the Company necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus would reasonably be expected to involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. The Company has not received any notice alleging any such infringement, fee, or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; and (E) no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. All material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses, or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package, and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. The Company has not committed any act or omitted to undertake any act the effect of such commission or omission would be expected to result in a legal determination that any item of Intellectual Property Rights thereby was rendered invalid or unenforceable in whole or in part. The manufacture, use, and sale of the product candidates described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus as under development by the Company fall within the scope of one or more claims of the patents or patent applications included in the Intellectual Property Rights. Other than information disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, no government funding, facilities, or resources of a university, college, other educational institution, or research center was used in the development of any Intellectual Property Rights that are owned or purported to be owned by the Company that would confer upon any governmental agency or body, university, college, other educational institution or research center any claim or right in or to any such Intellectual Property Rights.

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2.33 Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company, (i) the Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, and (ii) the Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and have paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

2.34 ERISA Compliance. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

2.35 Compliance with Laws. The Company: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the Company, including, without limitation, all statutes, rules, or regulations relating to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company and, without limiting the foregoing, include (i) the Federal Trade Commission Act of 1914 (the “FTC Act”), (ii) the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act and Laws applicable to hazardous or regulated substances and radioactive or biologic materials, (iii) the federal Anti-Kickback Statute, (iv) the False Claims Act, (v) laws relating to the conduct of business in the internet, including but not limited to, data privacy laws such as the Children’s Online Privacy Protection Act, the Gramm Leach Bliley Act and the Fair Credit Reporting Act, (vi) the Consumer Product Safety Act and the Federal Hazardous Substances Act, (vii) state laws relating to the same, and (ix) licensing and certification Laws covering any material aspect of the business of the Company (“Applicable Laws”), except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other correspondence or written notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws and/or to carry on its business as now conducted (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding that if brought, would result in a Material Adverse Change, nor, has there been any material noncompliance with or violation of any Applicable Laws by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any Governmental Entity; (E) has not received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Entity has threatened or is considering such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall and, no Governmental Entity has initiated, conducted or intends to initiate any such notice or action.

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2.36 Environmental Laws. The Company and its subsidiaries are in compliance with all foreign, federal, state, and local rules, laws, and regulations relating to the use, treatment, storage, and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, result in a Material Adverse Change. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, any other entity for whose acts or omissions the Company is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Change; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Change. In the ordinary course of business, the Company conducts periodic reviews of the effect of Environmental Laws on its business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or governmental permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Change.

2.37 Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Public Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

2.38 Real Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, and under which the Company and its subsidiaries hold properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease.

2.39 Title to Personal Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of personal property (other than Intellectual Property, which is addressed in Section 2.32 hereof) which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any subsidiary to the continued possession of the leased or subleased personal property under any such lease or sublease.

2.40 Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.41 Integration. Neither the Company, nor its subsidiaries, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities issued in such prior offerings under the Securities Act, or for purposes of any applicable shareholder approval provisions of the Exchange.

2.42 Smaller Reporting Company. As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

2.43 Industry Data. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package, and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

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2.44 Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations), and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

2.45 Testing-the-Waters Communications. The Company has not (i) alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the written consent of the Representative and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company confirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule 2-C hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

2.46 Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.47 Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.48 Dividends and Distributions. Except as disclosed in the Pricing Disclosure Package, Registration Statement, and the Prospectus, no subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

2.49 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.50 Confidentiality and Non-Competitions. No director, officer, key employee or consultant of the Company or any subsidiary is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer (other than the Company) or prior employer that could materially affect his or her ability to be and act in his or her respective capacity of the Company or such subsidiary or be expected to result in a Material Adverse Change.

2.51 Corporate Records. The minute books of the Company have been made available to the Representative and Representative Counsel and such books (i) contain minutes of all material meetings and actions of the Board of Directors (including each board committee) and shareholders of the Company, and (ii) reflect all material transactions referred to in such minutes.

2.52 Diligence Materials. The Company has provided to the Representative and Representative Counsel all materials required or necessary to respond in all material respects to the diligence request submitted to the Company or Company Counsel by the Representative.

2.53 Stabilization. Neither the Company nor, any of its or its subsidiaries’ employees, directors or shareholders (without the consent of the Representative) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

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2.54 Exchange Act Reports. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding 12 months (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, except where the failure to timely file could not reasonably be expected to result in a Material Adverse Change.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Closing Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2 Federal Securities Laws.

3.2.1. (a) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act, including Regulation A for the three years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, to the knowledge of the Company, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has been subject to Rule 144(i) under the Securities Act; it has filed all reports and other materials required to be filed by Regulation A during the preceding 48 months. The financial statements of the Company included in the Registration Statement, the Form1-K, the Forms 1-SA, 1-U, the Preliminary Prospectus, the Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with the United States generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The agreements and documents described in the Registration Statement, the Preliminary Prospectus, and the Prospectus, and the SEC Reports conform in all material aspects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the rules and regulations thereunder to be described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the SEC Reports or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.

(b) Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will, during the period required to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus, notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order, prevention, or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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3.2.2. Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will make available to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company shall give the Representative notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.2 hereof and will furnish the Representative with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

3.2.3. Exchange Act Registration. On or prior to the date hereof, the shares of Common Stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. For a period of three (3) years after the date of this Agreement, (i) the Company shall use its reasonable best efforts to maintain the registration of the shares of Common Stock under the Exchange Act, and (ii) the Company shall not deregister any of the Common Stock under the Exchange Act without the prior written consent of the Representative.

3.2.4. Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative shall be deemed to have consented to each Issuer General Use Free Writing Prospectus hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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3.2.5. Testing-the-Waters Communications. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representative and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

3.3 Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and counsel for the Representative, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4 Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company shall use its best efforts to cause the Registration Statement to remain effective with a current prospectus for as long as the Warrants remain outstanding, and shall notify the Representative promptly and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall use its commercially reasonable efforts to obtain promptly the lifting of such order. During any period when the Company fails to have maintained an effective Registration Statement or a current Prospectus relating thereto and a holder of a Warrant desires to exercise such warrant and, in the opinion of counsel to the holder, Rule 144 is not available as an exemption from registration for the resale of the Warrant Shares, the Company shall promptly file a registration statement registering the resale of the shares of Common Stock underlying such Warrants and use its best efforts to have it declared effective by the Commission within thirty (30) days.

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3.6 Retention of Auditor; Review of Financial Statements. For a period of three (3) years after the date of this Agreement, the Company, at its expense, shall: (i) retain a nationally recognized, Public Company Accounting Oversight Board qualified accounting firm; and (ii) cause such independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information.

3.7 Listing and maintenance requirements. As of the Closing Date and for three (3) years thereafter, the Company shall use its reasonable best efforts to effect and maintain the listing of the Common Stock (including the Public Securities) on the Exchange. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements of the Nasdaq Capital Market. The Common Shares are currently eligible for electronic transfer through the DTC or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of The Nasdaq Stock Market.

3.8 Financial Public Relations Firm; Financial Printer; S&P. As of the Effective Date, the Company shall have retained: (i) a financial public relations firm reasonably acceptable to the Representative and the Company, which shall initially be [*], which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders; (ii) a financial printer acceptable to the Representative; and (iii) registration with the Corporation Records Service (including annual report information) published by Standard & Poor’s Corporation for a period of three (3) years from the Closing Date.

3.9 Transfer Agent. As of the Effective Date and for three (3) years thereafter, the Company shall have retained a transfer agent for the Common Stock reasonable acceptable to the Representative and shall furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Securities Transfer Corporation is acceptable to the Representative to act as Transfer Agent for the shares of Common Stock.

3.10 Key Man Insurance. As of the Effective Date and for three years thereafter, the Company shall have obtained “key man insurance” with an insurer rated at least AA or better in the most recent edition of “Best’s Life Reports” on the life of Mr. James Nathanielsz.

3.11 Payment of Expenses.

3.11.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and expenses relating to the registration of the Public Securities with the Commission; (b) all fees and expenses relating to the listing of the Common Stock on a national securities exchange; (c) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as D. Boral Capital may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be D. Boral Capital’s counsel) unless such filings are not required in connection with the Company’s proposed listing on a national exchange, if applicable; (d) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such foreign jurisdictions as D. Boral Capital may reasonably designate; (e) the costs of all mailing and printing of the Offering documents; (f) transfer and/or stamp taxes, if any, payable upon the transfer of the Public Securities from the Company to D. Boral Capital; (g) the fees and expenses of the Company’s accountants; (h) all filing fees and communication expenses associated with the review of the Offering by FINRA; (i) up to $20,000 of D. Boral Capital’s actual accountable road show expenses for the Offering; (j) the $29,500 cost associated with D. Boral Capital’s use of Ipreo’s book building, prospectus tracking and compliance software for the offering; (k) the costs associated with bound volumes of the Offering materials as well as commemorative mementos and lucite tombstones in an aggregate amount not to exceed $5,000; and (l) the fees for D. Boral Capital’s legal counsel, in an amount not to exceed $175,000. The Company will also pay for background checks of its directors and senior management.. For the sake of clarity, it is understood and agreed that the Company shall be responsible for D. Boral Capital’s external counsel legal costs detailed in this Section, any background check costs incurred by D. Boral and any due diligence costs, irrespective of whether the Offering is consummated or not, subject to $50,000 in the event that there is not a Closing. Additionally, the Company has provided an expense advance (the “Advance”) to D. Boral Capital of $25,000 upon the execution of the engagement letter. The Advance shall be applied towards out-of-pocket accountable expense set forth herein and any portion of the Advance shall be returned back to the Company to the extent not actually incurred. D. Boral Capital may deduct from the net proceeds of the Offering payable to the Company on the date of Closing, or the closing of the Over-Allotment Option, if any, the expenses set forth herein to be paid by the Company to the underwriters.

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3.11.2. Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.11.1, on the Closing Date, it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds received by the Company from the sale of the Public Securities.

3.12 Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package, and the Prospectus.

3.13 Delivery of Earnings Statements to Security Holders. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

3.14 Stabilization. Neither the Company nor, any of its employees, directors, or to its knowledge, its shareholders (without the consent of the Representative) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

3.15 Reports to the Representative.

3.15.1. Periodic Reports, etc. On or prior to the date of this Agreement, registration of the Common Stock has been declared effective under the provisions of Section 12(b) or 12(g) of the Exchange Act. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Public Securities as may be required under Rule 463 under the Securities Act Regulations. For a period of three (3) years after the date of this Agreement, the Company shall furnish or make available to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; (v) a copy of each report or other communication furnished to shareholders and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section 3.14.1.

3.15.2 Trading Reports. For a period of three (3) years after the date of this Agreement, during such time as the Public Securities are listed on the Exchange, the Company shall provide to the Representative, at the Company’s expense, such reports published by the Exchange relating to price trading of the Public Securities, as the Representative shall reasonably request.

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3.16 FINRA. For a period of sixty (60) days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 10% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.17 No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement. The Company agrees that any and all decisions, acts, actions, or omissions with respect to the Offering shall be the sole responsibility of the Company, and that the performance by the Representative and the Underwriters hereunder shall in no way expose the Representative or the Underwriters to any liability for any such decisions, acts, actions or omissions of the Company.

3.18 Lock-Up Agreements.

3.18.1. Restriction on Sales of Capital Stock. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of 90 days after the date of this Agreement (the “Lock-Up Period”), i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the SEC relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank, or other lending institution, which involves no issuance of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company. The restrictions contained in this Section 3.17.1 shall not apply to (i) the Common Stocks to be sold hereunder (including the Common Stocks issuable upon the exercise of the Representative’s Warrant), (ii) the issuance by the Company of Common Stocks upon the exercise of an outstanding stock option or warrant or the conversion of security outstanding on the date hereof, of which the Representative has been advised in writing, or (iii) any issuance of securities disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

3.18.2 Insider Lock-Up. The Company’s directors and officers and any holder(s) of five percent (5%) or more of the outstanding shares of Common Stock of the Company as of the effective date of the Registration Statement (and all holders of securities exercisable for or convertible into shares of Common Stock) as listed on Schedule 3 hereto shall enter into “lock-up” agreements in favor of D. Boral Capital, in the form set forth in Exhibit C hereto, pursuant to which such persons and entities shall agree, for a period of 180 days after the Closing of Offering, that they shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

3.19 Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

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3.20 Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs, or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

3.22 IRS Forms. If requested by the Representative, the Company shall deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

3.23 Corporation Records Service. As of the date hereof and for a period of three (3) years from the Closing Date, the Company shall have registered and shall continue to maintain its registration with the Corporation Records Service (including annual report information) published by the Standard & Poor’s Corporation.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Public Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1 Regulatory Matters.

4.1.1. Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 4:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations.

4.1.2. FINRA Clearance. On or before the date of this Agreement, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. Exchange Clearance. On the Closing Date, the Company’s Common Stock, including the Firm Shares, shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the first Option Closing Date (if any), the Company’s Common Stock, including the Option Shares, shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2 Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsel. On the Closing Date, the Representative shall have received the favorable opinion as set forth in Exhibit E hereto and written statement providing certain “10b-5” negative assurances as set forth in Exhibit F hereto of Brunson Chandler & Jones, PLLC, (“Company Counsel”), counsel to the Company, dated the Closing Date and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.

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4.2.2. Closing Date Opinion of IP Counsel. On the Closing Date, the Representative shall have received the favorable opinion of [ ], the Intellectual Property and Patent counsel to the Company, dated the Closing Date and addressed to the Representative, substantially in form and substance reasonably acceptable to the Representative.

4.2.3. Option Closing Date Opinion of Counsel. On the Option Closing Date, if any, the Representative shall have received the favorable opinion of counsel and negative assurance statement listed in Section 4.2.1, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsel in their respective opinion delivered on the Closing Date.

4.2.4. Option Closing Date Opinion of IP Counsel. On the Option Closing Date, the Representative shall have received the favorable opinion of [ ], the Intellectual Property and Patent counsel to the Company, dated the Option Closing Date and addressed to the Representative, substantially in form and substance reasonably acceptable to the Representative, confirming as of the Option Closing Date, the statements made by such counsel in their respective opinion delivered on the Closing Date.

4.2.5. Reliance. In rendering such opinions, such counsel may reasonably rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representative Counsel if requested. The opinion of Brunson Chandler & Jones, PLLC, and any opinion relied upon by Brunson Chandler & Jones, PLLC shall include a statement to the effect that it may be relied upon by Representative’s Counsel in its opinion delivered to the Underwriters.

4.3 Comfort Letters.

4.3.1. Cold Comfort Letter. At the time this Agreement is executed you shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, addressed to the Representative and in form and substance satisfactory in all respects to you and to the Auditor, dated as of the date of this Agreement.

4.3.2. Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date or the Option Closing Date, as applicable.

4.4 Officers’ Certificates.

4.4.1. Officers’ Certificate. The Company shall have furnished to the Representative a certificate substantially in the form required by Exhibit G attached hereto, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to their knowledge, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of such date, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, any Material Adverse Change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change, in or affecting the condition (financial or otherwise), results of operations, business, or assets of the Company, except as set forth in the Prospectus.

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4.4.2. Chief Executive Officer’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chief Executive Officer of the Company, substantially in the form required by Exhibit H attached hereto, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying: (i) that the Charter is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.4.3 Good Standing Certificates. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the secretary of state or other official dated the Closing Date and each Option Closing Date, certifying that the Company and each Subsidiary is in existence, is active and is in good standing in such jurisdiction.

4.5 No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.6 No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Representative Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Representative Counsel, is material or omits to state any fact which, in the opinion of Representative Counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

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4.7 Company Proceedings. All Corporation proceedings and other legal matters incident to the authorization, form, and validity of each of this Agreement, the Public Securities, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement, the Representative’s Warrant Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to Representative Counsel, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8 Delivery of Agreements.

4.8.1. Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative an executed copy of the Lock-Up Agreement as set forth in Exhibit B hereto and the persons set forth in Schedule 3 have delivered to the Representative executed copies of the Lock-Up Agreement as set forth in Exhibit B.

4.8.2. Representative’s Warrants. On the Closing Date, the Company shall have delivered to the Representative an executed copy of the Representative’s Warrants as set forth in Exhibit A hereto.

4.9 Additional Documents. At the Closing Date and at each Option Closing Date (if any) Representative Counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling Representative Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Public Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and Representative Counsel.

4.10 Compliance. At all times prior to and following the effectiveness of the Registration Statement, the Company, and its officers, directors, and related parties will abide by all rules and regulations of the Commission relating to public offerings, including, without limitation, those relating to public statements (i.e., “gun jumping”) and disclosures of material non-public information.

5. Indemnification.

5.1 Indemnification of the Underwriters.

5.1.1. General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as defined in Rule 405 under the Securities Act) and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense, joint or several, whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in, or the omission or alleged omission of a material fact necessary in order to make the statements, in light of the circumstances under which they were made not misleading in any (A) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, any Prospectus Supplement or in any Issuer Free Writing Prospectus or in any Written Testing-the-Waters Communication (as from time to time each may be amended and supplemented), including information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Securities Act and the rules and regulations thereunder, as applicable; (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company filed with the Commission or submitted to the Exchange; (ii) in whole or in part any inaccuracy in any material respect in the representations and warranties of the Company contained herein; or (iii) otherwise arising in connection with or allegedly in connection with the Offering. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Pricing Disclosure Package, or Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Public Securities to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.4 hereof. The Company also agrees that it will reimburse each Underwriter Indemnified Party for all fees and expenses (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) (collectively, the “Expenses”), and further agrees wherever and whenever possible to advance payment of Expenses as they are incurred by an Underwriter Indemnified Party in investigating, preparing, pursuing or defending any Claim. In the event that an Underwriter Indemnified Party is required to appear as a witness in any action brought by or on behalf of or against the Company in which such Underwriter Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse the Underwriter Indemnified Party on a monthly basis for all expenses incurred by it in connection with such Underwriter Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

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5.1.2. Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of such Underwriter Indemnified Party) and payment of actual expenses if an Underwriter Indemnified Party requests that the Company do so. Any failure or delay by an Indemnified Party to give the notice referred to in this paragraph shall not affect such Indemnified Party’s right to be indemnified hereunder, except to the extent that such failure or delay causes actual material harm to the Company, or materially prejudices its ability to defend such action, suit or proceeding on behalf of such Indemnified Party. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, with the fees and expenses of such counsel shall be at the expense of the Underwriter Indemnified Party unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Underwriter Indemnified Party has reasonably concluded (based upon advice of counsel to the Underwriter Indemnified Party) that there are legal defenses available to the Underwriter Indemnified Party that are not available to the Company, or that there exists a conflict or potential conflict of interest (based upon advice of counsel to the Underwriter Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Company to conduct the defense of both parties (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company; provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys (and local counsel) representing the Underwriter Indemnified Party. The Company shall not be liable for any settlement of any action effected without its prior written consent (which shall not be unreasonably withheld, conditioned, or delayed) or to the extent that any loss, claim, damage, or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the Indemnified Party’s willful misconduct or gross negligence or to the extent that such loss, claim, liability, expense or damage is based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Underwriter’s Information. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort, or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of the Representative pursuant to, or the performance of the Representative of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s willful misconduct or gross negligence. In addition, the Company shall not, without the prior written consent of the Underwriters, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification, or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party, acceptable to such Underwriter Indemnified Party, from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party. If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any judgment or arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitration award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

5.2 Contribution.

5.2.1. Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the Offering of the Public Securities, whether or not the Offering is consummated or (ii) if, but only if, the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Representative, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Public Securities purchased under this Agreement (before deducting expenses) received or contemplated to be received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received or to be received by the Representative with respect to the Common Stock purchased or to be purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties, and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Representative agree that it would not be just and equitable if contributions pursuant to this Section 5.2.1 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5.2.1 shall be deemed to include, for purposes of this Section 5.2.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.2.1 in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Representative (excluding reimbursable expenses) with respect to the Offering of the Public Securities exceeds the amount of any damages that such Representative has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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5.2.2. Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit, or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action, or proceeding affected by such party seeking contribution on account of any settlement of any claim, action, or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.2.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act, or otherwise available. Each Underwriter’s obligations to contribute pursuant to this Section 5.2 are several and not joint.

6. Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Shares or Option Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares, or Option Shares if the Over-allotment Option is exercised hereunder, and if the number of the securities with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Option Shares, as applicable, that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased, severally and not jointly, by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Shares or Option Shares. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Option Shares, the Representative may in its discretion arrange for itself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, the Representative does not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Shares or Option Shares on such terms. In the event that neither the Representative nor the Company arranges for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.10 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder. For the avoidance of doubt, nothing contained in this Section shall excuse a default by the Representative (in its capacity as an Underwriter) in its obligations to purchase the Firm Shares or Option Shares, if the Over-allotment Option is exercised hereunder.

6.3 Postponement of Closing Date. In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of Representative Counsel may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Option Shares.

7. Additional Covenants.

7.1 Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as members of the Board of Directors, and prospective nominees or directors the current Board of Directors intends to elect, and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act, the Exchange Act, and the listing rules of the Exchange or any other national securities exchange, as the case may be, in the event the Company seeks to have its Public Securities listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange.

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7.2 Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the fortieth (40th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

7.3 Tail Financing. In the event that the Company does not consummate the Offering as contemplated by this Agreement, the Representative shall be entitled to a cash fee equal to eight percent (8%) of the gross proceeds received by the Company from the sale of the securities to any investor actually introduced by the Representative to the Company (the “Tail Financing”), since Mar 3, 2024, through the Closing Date (the “Engagement Period”) and such Tail Financing is consummated at any time during the Engagement Period or within the twelve (12) month period following the expiration of the Engagement Period, provided that such financing is by a party actually introduced to the Company in an offering in which the Company has direct knowledge of such party’s participation.

7.4 Right of First Refusal. The Company agrees that if the Public Securities are sold in accordance with the terms of this Agreement, for a period of twelve (12) months from the Closing Date, the Company shall grant Representative the right of first refusal to act as sole investment banker, sole book-runner, and/or sole placement agent, to the Company (or any successor or subsidiary of the Company), for any and all future public or private equity, equity linked or debt financing transactions for which the Company (or any successor or subsidiary of the Company) retains the service of an underwriter, placement agent, or sales agent in connection with such financing. The Representative shall have the sole right to determine whether any other broker dealer shall have the right to participate in such a transaction, and the economic terms of such participation. The Representative consent shall be obtained by the Company in writing.

8. Effective Date of this Agreement and Termination Thereof.

8.1 Effective Date. This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2 Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s reasonable opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of a Material Adverse Change, or an adverse material change in general market conditions as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Underwriters for the sale of the Public Securities.

8.3 Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable expenses related to the transactions contemplated herein then due and payable (including the fees and disbursements of Representative Counsel up to $50,000), less the $25,000 advance for accountable expenses previously paid by the Company to the Representative (the “Advance”) and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

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8.4 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5 Representations, Warranties, Agreements to Survive. All representations, warranties, and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Public Securities.

9. Miscellaneous.

9.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by email and confirmed and shall be deemed given when so delivered or emailed and confirmed or if mailed, two (2) days after such mailing.

If to the Representative:

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

Attn: Mr. Gaurav Verma, Co-Head of Investment Banking

Email: gverma@dboralcapital.com

with a copy (which shall not constitute notice) to:

Ross Carmel, Esq.

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st Floor

New York, New York 10036

Email: rcarmel@srfc.law

If to the Company:

Propanc Biopharma, Inc.

302, 6 Butler Street

Camberwell, VIC 3124 Australia

Attn: Mr. James Nathanielsz, Chief Executive Officer

Email: J.Nathanielsz@propanc.com

with a copy (which shall not constitute notice) to:

Chase Chandler, Esq

Brunson Chandler & Jones, PLLC

175 S. Main Street, Suite 1410

Salt Lake City, UT 84111

Email: cgase@bcjlaw.com

9.2 Headings; Interpretation. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement. References to the Company herein shall include each of its subsidiaries as the context may require.

9.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

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9.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

9.6 Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof to the extent that such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding, or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8 Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance, or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.9 No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

PROPANC BIOPHARMA, INC

By:
Name:	James Nathanielsz
Title:	Chief Executive Officer and Chief Financial Officer

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

D. BORAL CAPITAL,

By:
Name:
Title:

[Signature Page to the Underwriting Agreement]

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SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased	Number of Option Shares to be Purchased if the Over- Allotment Option is Fully Exercised
D. Boral Capital LLC
Craft Capital Management LLC
TOTAL

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SCHEDULE 2-A

Pricing Information

Number of Firm Shares: _________

Number of Option Shares:________

Public Offering Price per Share: $_____

Public Offering Price per Option Share: $_____

Underwriting Discount per Firm Share: $_____(8.0% per Firm Share)

Underwriting Discount per Option Share: $_____(8.0% per Option Share)

Underwriting Non-accountable expense allowance per Share: $_____

Underwriting Non-accountable expense allowance per Option Share: $_____

Proceeds to Company per Firm Share (before expenses): $______

Proceeds to Company per Option Share (before expenses): $______

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SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

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SCHEDULE 2-C

Written Testing-the-Waters Communications

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SCHEDULE 3

Lock-Up Parties

James Nathanielsz

Dr. Julian Kenyon

Josef Zelinger

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EXHIBIT A

Form of Representative’s Warrant

THE REGISTERED HOLDER OF THIS PURCHASE WARRANT AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE WARRANT FOR A PERIOD OF ONE HUNDRED EIGHTY DAYS FOLLOWING THE EFFECTIVE DATE (DEFINED BELOW) TO ANYONE OTHER THAN (I) D. BORAL CAPITAL LLC, OR AN UNDERWRITER OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING, OR (II) A BONA FIDE OFFICER OR PARTNER OF D. BORAL CAPITAL LLC, OR OF ANY SUCH UNDERWRITER OR SELECTED DEALER.

THIS PURCHASE WARRANT IS NOT EXERCISABLE PRIOR TO [________________] [DATE THAT IS SIX MONTHS FROM THE DATE OF THE COMMENCEMENT OF SALES OF THE PUBLIC SECURITIES IN THE INITIAL PUBLIC OFFERING]. VOID AFTER 5:00 P.M., EASTERN TIME, [___________________] [DATE THAT IS FIVE YEARS FROM THE EFFECTIVE DATE OF THE OFFERING].

COMMON STOCK PURCHASE WARRANT

For the Purchase of [____] Shares of Common Stock

of

PROPANC BIOPHARMA, INC.

1. Purchase Warrant. THIS CERTIFIES THAT, in consideration of funds duly paid by or on behalf of D. Boral Capital LLC, (“Holder”), as registered owner of this Purchase Warrant, Propanc Biopharma, Inc., a Delaware corporation (the “Company”), Holder is entitled, at any time or from [________________] [DATE THAT IS SIX MONTHS FROM THE DATE OF THE COMMENCEMENT OF SALES OF THE PUBLIC SECURITIES IN THE INITIAL PUBLIC OFFERING] (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, [____________] [DATE THAT IS FIVE YEARS FROM THE EFFECTIVE DATE OF THE OFFERING] (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [____]* shares of common stock of the Company (the “Shares”), subject to adjustment as provided in Section 6 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Purchase Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Purchase Warrant. This Purchase Warrant is initially exercisable at $[●] [100% OF THE PUBLIC OFFERING PRICE OF ONE SHARE SOLD IN THE OFFERING] per Share; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Warrant, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context. The term “Effective Date” shall mean [________], 2025, the date on which the Registration Statement on Form S-1 (File No. 333-282886) of the Company (“Registration Statement”) was declared effective by the Securities and Exchange Commission (“Commission”). This Purchase Warrant and the Shares exercisable hereby have been registered with the Commission on the Registration Statement and are thus freely tradeable.

2. Exercise.

2.1 Exercise Form. In order to exercise this Purchase Warrant, the exercise form attached hereto must be duly executed and completed, and delivered to the Company, together with this Purchase Warrant and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Purchase Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

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2.2 Cashless Exercise. If at any time after the Commencement Date there is no effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then in lieu of exercising this Purchase Warrant by payment of cash or check payable to the order of the Company pursuant to Section 2.1 above, Holder may elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company shall issue to Holder, Shares in accordance with the following formula: *2.0% of the aggregate number of Common Stock sold in the Offering (including Option Shares).

X	=	Y(A-B)
A

Where,

X	=	The number of Shares to be issued to Holder;
Y	=	The number of Shares for which the Purchase Warrant is being exercised;
A	=	The fair market value of one Share; and
B	=	The Exercise Price.

For purposes of this Section 2.2, the fair market value of a Share is defined as follows:

(i)	if the Company’s common stock is traded on a securities exchange, the value shall be deemed to be the closing price on such exchange prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant; or
(ii)	if the Company’s common stock is actively traded over-the-counter, the value shall be deemed to be the closing bid price prior to the exercise form being submitted in connection with the exercise of the Purchase Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

3. Transfer Restrictions.

3.1 General Restrictions. The registered Holder of this Purchase Warrant agrees by his, her or its acceptance hereof, that such Holder will not: (a) sell, transfer, assign, pledge or hypothecate this Purchase Warrant for a period of one hundred eighty (180) days following the date of the commencement of sales of the Company’s public securities to anyone other than: (i) D. Boral Capital, division of Benchmark Investments, LLC (“D. Boral Capital”) or an underwriter or a selected dealer participating in the Offering, or (ii) a bona fide officer or partner of D. Boral Capital or of any such underwriter or selected dealer, in each case in accordance with FINRA Conduct Rule 5110(e)(1), or (b) for a period of one hundred eighty (180) days following the date of the commencement of sales of the Company’s public securities, cause this Purchase Warrant or the securities issuable hereunder to be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of this Purchase Warrant or the securities hereunder, except as provided for in FINRA Rule 5110(e)(2). On and after 180 days after the date of the commencement of sales of the Company’s public securities, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Purchase Warrant on the books of the Company and shall execute and deliver a new Purchase Warrant or Purchase Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

4. Registration Rights.

4.1 Demand Registration.

4.1.1 Grant of Right. The Company, upon written demand (a “Demand Notice”) of the Holders of at least 51% of the Purchase Warrants and/or the underlying Common Stock, agrees to register, on one (1) occasion, all or any portion of the Common Stock underlying the Purchase Warrants (collectively, the “Registrable Securities”). On such occasion, the Company will file a registration statement with the Commission covering the Registrable Securities within sixty (60) days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with review by the Commission; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed a registration statement with respect to which the Holder is entitled to piggyback registration rights pursuant to Section 4.2 hereof and either: (i) the Holder has elected to participate in the offering covered by such registration statement or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until thirty (30) days after such offering is consummated. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holders to all other registered Holders of the Purchase Warrants and/or the Registrable Securities within ten (10) days after the date of the receipt of any such Demand Notice. Notwithstanding anything to the contrary, the obligations of the Company pursuant to this Section 4.1 shall not be applicable so long as the Company’s Registration Statement on Form S-1 (File No. 333-282886) covering the Registrable Securities remains effective.

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4.1.2 Terms. The Company shall bear all fees and expenses attendant to the registration of the Registrable Securities pursuant to Section 4.1.1, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its reasonable best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such states as are reasonably requested by the Holders; provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause: (i) the Company to be obligated to register or license to do business in such State or submit to general service of process in such State, or (ii) the principal shareholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand right granted under Section 4.1.1 to remain effective for a period of at least twelve (12) consecutive months after the date that the Holders of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities. The Holders shall only use the prospectuses provided by the Company to sell the shares covered by such registration statement, and will immediately cease to use any prospectus furnished by the Company if the Company advises the Holder that such prospectus may no longer be used due to a material misstatement or omission. Notwithstanding the provisions of this Section 4.1.2, the Holder shall be entitled to a demand registration under this Section 4.1.2 on only one (1) occasion and such demand registration right shall terminate on the fifth anniversary of the Effective Date in accordance with FINRA Rule 5110(g)(8)(C).

4.2 “Piggy-Back” Registration.

4.2.1 Grant of Rights. In addition to the demand right of registration described in Section 4.1 hereof, the Holder shall have the right, for a period of no more than seven (7) years from the Effective Date in accordance with FINRA Rule 5110(g)(8)(D), to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or Form S-4 or any equivalent form); provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities. Notwithstanding anything to the contrary, the obligations of the Company pursuant to this Section 4.2 shall not be applicable so long as the Company’s Registration Statement on Form S-1 (File No. 333-282886) covering the Registrable Securities remains effective.

4.2.2 Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 4.2.1 hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty (30) days’ written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement. Except as otherwise provided in this Purchase Warrant, there shall be no limit on the number of times the Holder may request registration under this Section 4.2.2; provided, however, that such registration rights shall terminate on a date that is four and a half-years from the Commencement Date.

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4.3 General Terms.

4.3.1 Indemnification. The Company shall indemnify the Holders of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in Section 5.1 of the Underwriting Agreement between the Underwriters and the Company, dated as of [●], 2025. The Holders of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense, or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 5.2 of the Underwriting Agreement pursuant to which the Underwriters have agreed to indemnify the Company.

4.3.2 Exercise of Purchase Warrants. Nothing contained in this Purchase Warrant shall be construed as requiring the Holders to exercise their Purchase Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

4.3.3 Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of: (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a “cold comfort” letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent registered public accounting firm which has issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditor, and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to the information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of FINRA. Such investigation shall include access to books, records, and properties, and opportunities to discuss the business of the Company with its officers and independent auditor, all to such reasonable extent and at such reasonable times as any such Holder shall reasonably request.

4.3.4 Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s), if any, selected by any Holders whose Registrable Securities are being registered pursuant to this Section 4, which managing underwriter shall be reasonably satisfactory to the Company. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder, and such managing underwriters, and shall contain such representations, warranties, and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties, and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders, their Shares, and their intended methods of distribution.

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4.3.5 Documents to be Delivered by Holders. Each of the Holders participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

4.3.6 Damages. Should the registration or the effectiveness thereof required by Sections 4.1 and 4.2 hereof be delayed by the Company or the Company otherwise fails to comply with such provisions, the Holders shall, in addition to any other legal or other relief available to the Holders, be entitled to obtain specific performance or other equitable (including injunctive) relief against the threatened breach of such provisions or the continuation of any such breach, without the necessity of proving actual damages and without the necessity of posting bond or other security.

4.4 Termination of Registration Rights. The registration rights afforded to the Holders under this Section 4 shall terminate on the earliest date when all Registrable Securities of such Holder either: (i) have been publicly sold by such Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement on Form F-1 or Form F-3 (or successor form), which may be kept effective as an evergreen Registration Statement, or (iii) may be sold by the Holder (including on a cashless basis) within a 90 day period without registration pursuant to Rule 144 or consistent with applicable SEC interpretive guidance (including CD&I no. 201.04 (April 2, 2007) or similar interpretive guidance).

5. New Purchase Warrants to be Issued.

5.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Purchase Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Purchase Warrant of like tenor to this Purchase Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Purchase Warrant has not been exercised or assigned.

5.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Purchase Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Purchase Warrant of like tenor and date. Any such new Purchase Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

6. Adjustments.

6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Purchase Warrant shall be subject to adjustment from time to time as hereinafter set forth:

6.1.1 Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is increased by a stock dividend payable in Shares or by a split up of Shares or other similar events, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

6.1.2 Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is decreased by a consolidation, combination, or reclassification of Shares or other similar events, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

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6.1.3 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 6.1.1 or 6.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or amalgamation or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or amalgamation in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Purchase Warrant shall have the right thereafter (until the expiration of the right of exercise of this Purchase Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or amalgamation, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Purchase Warrant immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2 and this Section 6.1.3. The provisions of this Section 6.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or amalgamations, or consolidations, sales, or other transfers.

6.1.4 Changes in Form of Purchase Warrant. This form of Purchase Warrant need not be changed because of any change pursuant to this Section 6.1, and Purchase Warrants issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Purchase Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Purchase Warrants reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

6.2 Substitute Purchase Warrant. In case of any consolidation of the Company with, or share reconstruction or amalgamation of the Company with or into, another corporation (other than a consolidation or share reconstruction or amalgamation which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or amalgamation shall execute and deliver to the Holder a supplemental Purchase Warrant providing that the holder of each Purchase Warrant then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Warrant) to receive, upon exercise of such Purchase Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or share reconstruction or amalgamation, by a holder of the number of Shares for which such Purchase Warrant might have been exercised immediately prior to such consolidation, share reconstruction or amalgamation, sale or transfer. Such supplemental Purchase Warrant shall provide for adjustments which shall be identical to the adjustments provided for in this Section 6. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or amalgamations.

6.3 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Purchase Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Purchase Warrants, such number of Shares or other securities, properties, or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Warrants and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable, and not subject to preemptive rights of any shareholder. As long as the Purchase Warrants shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Purchase Warrants to be listed (subject to official notice of issuance) on all national securities exchanges (or, if applicable, on the OTC Bulletin Board or any successor trading market) on which the Shares issued to the public in the Offering may then be listed and/or quoted.

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8. Certain Notice Requirements.

8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Purchase Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company at the same time and in the same manner that such notice is given to the shareholders.

8.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or amalgamation) or a sale of all or substantially all of its property, assets, and business shall be proposed.

8.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

8.4 Transmittal of Notices. All notices, requests, consents, and other communications under this Purchase Warrant shall be in writing and shall be deemed to have been duly made when hand delivered or mailed by express mail or private courier service: (i) if to the registered Holder of the Purchase Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to the following address or to such other address as the Company may designate by notice to the Holders:

If to the Holder:

If to the Representative:

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

Attn: Mr. Gaurav Verma, Co-Head of Investment Banking

Email: gverma@dboralcapital.com

with a copy (which shall not constitute notice) to:

Ross Carmel, Esq.

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st Floor

New York, New York 10036

Email: rcarmel@srfc.law

Propanc Biopharma, Inc.

302, 6 Butler Street

Camberwell, VIC 3124 Australia

Attn: Mr. James Nathanielsz, Chief Executive Officer

Email: J.Nathanielsz@propanc.com

with a copy (which shall not constitute notice) to:

Chase Chandler, Esq

Brunson Chandler & Jones, PLLC

175 S. Main Street, Suite 1410

Salt Lake City, UT 84111

Email: cgase@bcjlaw.com

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9. Miscellaneous.

9.1 Amendments. The Company and D. Boral Capital may from time to time supplement or amend this Purchase Warrant without the approval of any of the Holders in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company and D. Boral Capital may deem necessary or desirable and that the Company and D. Boral Capital deem shall not adversely affect the interest of the Holders. All other modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Warrant.

9.3 Entire Agreement. This Purchase Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.4 Binding Effect. This Purchase Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Warrant or any provisions herein contained.

9.5 Governing Law; Submission to Jurisdiction; Trial by Jury. This Purchase Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding, or claim against it arising out of, or relating in any way to this Purchase Warrant shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding, or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Warrant. No waiver of any breach, non-compliance, or non-fulfillment of any of the provisions of this Purchase Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.7 Execution in Counterparts. This Purchase Warrant may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Such counterparts may be delivered by facsimile transmission or other electronic transmissions.

9.8 Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Purchase Warrant, Holder agrees that, at any time prior to the complete exercise of this Purchase Warrant by Holder, if the Company and D. Boral Capital enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Purchase Warrants will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Purchase Warrant to be signed by its duly authorized officer as of the ____ day of _______, 2025.

PROPANC BIOPHARMA, INC.

By:
Name:	James Nathanielsz
Title:	Chief Executive Officer and Chief Financial Officer

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[Form to be used to exercise Purchase Warrant]

Date: __________, 20___

The undersigned hereby elects irrevocably to exercise the Purchase Warrant for ______ Common Stock (the “Shares”), of Propanc Biopharma, Inc., a Delaware corporation (the “Company”), and hereby makes payment of $____ (at the rate of $____ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of Shares for which this Purchase Warrant has not been exercised.

Or

The undersigned hereby elects irrevocably to convert its right to purchase ___ Shares of the Company under the Purchase Warrant for ______ Shares, as determined in accordance with the following formula:

X	=	Y(A-B)
A

Where,

X	=	The number of Shares to be issued to Holder;
Y	=	The number of Shares for which the Purchase Warrant is being exercised;
A	=	The fair market value of one Share which is equal to $_____; and
B	=	The Exercise Price which is equal to $______ per share

The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Shares as to which this Purchase Warrant is exercised in accordance with the instructions given below and, if applicable, a new Purchase Warrant representing the number of shares of Common Stock remaining underlying the Purchase Warrant.

Signature:
Print Name:

Signature Guaranteed:

INSTRUCTIONS FOR REGISTRATION OF SECURITIES:

Name: ______________________________________________________

Address: ____________________________________________________

____________________________________________________________

NOTICE: The signature to this form must correspond with the name as written upon the face of the Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

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[Form to be used to assign Purchase Warrant]

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Purchase Warrant):

FOR VALUE RECEIVED, __________________ does hereby sell, assign, and transfer unto the right to purchase Common Stock of Propanc Biopharma, Inc., a Delaware corporation (the “Company”), evidenced by the Purchase Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated: __________, 20__

Signature

Signature Guaranteed

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Warrant without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

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EXHIBIT B

Lock-Up Agreement

_______________, 2025

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

As Representative of the several Underwriters named on Schedule 1 to the Underwriting Agreement referenced below

Ladies and Gentlemen:

The undersigned understands that D. Boral Capital, division of Benchmark Investments, LLC (the “Representative”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Propanc Biopharma, Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) of its common stock (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Underwriting Agreement.

To induce the Representative to continue its efforts in connection with the Public Offering, the Company, on behalf of itself and any successor entity, hereby agrees that, without the prior written consent of the Representative, the Company will not, during the period commencing on the date hereof and ending three hundred and sixty (360) days after the date of the Underwriting Agreement relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any capital stock (as defined in the Underwriting Agreement) or any securities convertible into or exercisable or exchangeable for its capital stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (3) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (4) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (1), (2), (3) or (4) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward the consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s successors and assigns.

The undersigned understands that, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

Very truly yours,

PROPANC BIOPHARMA, INC.

By:
Name:	James Nathanielsz
Title:	Chief Executive Officer and Chief Financial Officer

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EXHIBIT C

Form of Lock-Up Agreement

Lock-Up Agreement for

Officers, Directors, and 5% or Greater Shareholders

[●], 2025

D. BORAL CAPITAL LLC,

as Representative of the Underwriters named on Schedule 1 attached hereto

590 Madison Avenue, 39th Floor

New York, New York 10022

\Ladies and Gentlemen:

The undersigned, an officer, director and/or holder of common stock (the “Common Stock”), or rights to acquire shares of Common Stock (the “Shares”) of Propanc Biopharma, Inc. (the “Company”), understands that you are the representative (the “Representative”) of the underwriters (collectively, the “Underwriters”), named or to be named in the final form of Schedule 1 to the underwriting agreement (the “Underwriting Agreement”) to be entered into among the Underwriters and the Company, providing for the public offering (the “Public Offering”) of securities of the Company (the “Securities”) pursuant to a registration statement (No. 333-282886) filed (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on [●], 2025.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Undersigned hereby agrees, for the benefit of the Company, the Representative and the other Underwriters that, without the prior written consent of the Representative, the Undersigned will not, during the period commencing on the date of this Lock-up Agreement and continuing and including the date that is three hundred and sixty (360) days after the closing of the Public Offering (the “Lock-Up Period”), unless otherwise provided herein, directly or indirectly (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so. As used herein, the term “Relevant Security” means any Share, any unit, any warrant to purchase Shares or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the Undersigned on the date of closing of the Public Offering or acquired by the Undersigned during the Lock-Up Period.

The restrictions in the foregoing paragraph shall not apply to (a) any exercise (including a cashless exercise or broker-assisted exercise and payment of tax obligations), vesting or settlement, as applicable, by the Undersigned of options or warrants to purchase Shares or other equity awards pursuant to any stock incentive plan or stock purchase plan of the Company; provided that any Shares received by the Undersigned upon such exercise, conversion or exchange will be subject to the Lock-Up Period, (b) any establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the Transfer of Shares (a “Trading Plan”); provided that (i) the Trading Plan shall not provide for or permit any Transfers, sales or other dispositions of Shares during the Lock-Up Period and (ii) the Trading Plan would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made, (c) any Transfer of Shares acquired in open market transactions following the closing of the Public Offering, provided the Transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made, (d) the Transfer of the Undersigned’s Shares or any security convertible into or exercisable or exchangeable for Common Stock to the Company in connection with the termination of the Undersigned’s employment with the Company or pursuant to contractual arrangements under which the Company has the option to repurchase such shares, provided that no filing by any party under the Exchange Act shall be required or shall be made voluntarily within 45 days after the date the Undersigned ceases to provide services to the Company, and after such 45th day, if the Undersigned is required to file a report under the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock during the Lock-Up Period, the Undersigned shall clearly indicate in the footnotes thereto that the filing relates to the termination of the Undersigned’s employment, and no other public announcement shall be made voluntarily in connection with such transfer (other than the filing on a Form 5 made after the expiration of the Lock-Up Period), (e) the conversion of the outstanding securities into Shares, provided that any such Shares received upon such conversion shall be subject to the restrictions on Transfer set forth in this Lock-Up Agreement, or (f) the Transfer of Shares or any security convertible into or exercisable or exchangeable for Shares pursuant to a bona fide third-party tender offer for securities of the Company, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of Common Stock involving a change of control (as defined below), provided that all of the Undersigned’s Relevant Securities subject to this Lock-Up Agreement shall remain subject to the restrictions herein. For purposes of this Lock-Up Agreement, “change of control” means any bona fide third party tender offer, merger, consolidation, or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of affiliated persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting stock of the Company (or the surviving entity).

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In addition, the Undersigned further agrees that, except for the Registration Statement or any registration statement on Form S-8, during the Lock-Up Period, the Undersigned will not, without the prior written consent of the Representative: (a) file or participate in the filing with the SEC any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure documents, in each case with respect to any proposed offering or sale of a Relevant Security beneficially owned by the Undersigned, or (b) exercise any rights the Undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security beneficially owned by the Undersigned.

In furtherance of the Undersigned’s obligations hereunder, the Undersigned hereby authorizes the Company during the Lock-Up Period to cause the transfer agent for the Relevant Securities to decline to Transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the Undersigned is the record owner and the Transfer of which would be a violation of this Lock-Up Agreement and, in the case of the Relevant Securities for which the Undersigned is the beneficial owner but not the record owner, the Undersigned agrees that during the Lock-Up Period it will use its reasonable best efforts to cause the record owner to authorize the Company to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to such Relevant Securities to the extent such transfer would be a violation of this Lock-Up Agreement.

Notwithstanding the foregoing or anything contained herein to the contrary, the Undersigned may transfer the Undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts;

(ii)	To any immediate family member of the Undersigned, or to any trust, partnership, limited liability company, or other legal entity commonly used for estate planning purposes that are established for the direct or indirect benefit of the Undersigned or a member or members of the immediate family of the Undersigned;

(iii)	if the Undersigned is a corporation, partnership, limited liability company, trust, or other business entity, (1) to another corporation, partnership, limited liability company, trust, or other business entity that is a direct or indirect Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Undersigned, (2) to partners, limited liability company members or stockholders of the Undersigned or holders of similar equity interests in the Undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the Undersigned or any other change of control of the Undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement;

(iv)	if the Undersigned is a trust, to the trustee or beneficiary of such trust or to the estate of a beneficiary of such trust;

(v)	by testate or intestate succession;

(vi)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

(vii)	pursuant to the Underwriting Agreement; or

(viii)	the withholder of Shares by, or surrender of Shares to, the Company pursuant to a “net” or “cashless” exercise or settlement feature to cover taxes due upon or the consideration required in connection with the exercise of securities issued under an equity incentive plan or stock purchase plan of the Company

52

provided, in the case of clauses (i)-(vi), that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Underwriters and the Company to be bound by the terms of this Lock-Up Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, or adoption, not more remote than the first cousin.

If the Undersigned is an officer or director of the Company, (i) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a Transfer of Shares, the Representative will notify the Company of the impending release or waiver and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release as set forth in Exhibit D through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

The Undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

The Undersigned hereby represents and warrants that the Undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the Undersigned is not a natural person) and constitutes the legal, valid, and binding obligation of the Undersigned, enforceable in accordance with its terms. Upon request, the Undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the Undersigned shall be binding upon the successors and assigns of the Undersigned from the date of this Lock-Up Agreement.

This Lock-Up Agreement shall automatically terminate and be of no further effect upon the earliest to occur, if any, of the following: (i) prior to the execution of the Underwriting Agreement, upon such date the Company, on the one hand, or you, on the other hand, notifies the other in writing that it does not intend to proceed with the Public Offering, (ii) the Underwriting Agreement is not executed before [●], 2025 (provided that the Company may, by written notice to the undersigned prior to [●], 2025, extend such date for a period of up to an additional three months in the event that the Underwriting Agreement has not been executed by such date), (iii) the date that the Company withdraws the registration statement related to the Public Offering, or (iv) upon the termination (other than the provisions thereof that survive termination) of the Underwriting Agreement in accordance with the terms thereof prior to payment for and delivery of the Shares to be sold thereunder.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

In witness whereof, the Undersigned hereby agrees to the above on the date set forth above.

By:
Name:
Title:

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EXHIBIT D

FORM OF PRESS RELEASE

Propanc biopharma, inc.

[●], 2025

Propanc Biopharma, Inc. (the “Company”) announced today that D. Boral Capital LLC, acting as representative for the underwriters in the Company’s recent public offering of [ ] shares of the Company’s common stock, is [waiving] [releasing] a lock-up restriction with respect to [ ] shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [ ], 20[ ], and the securities may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

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EXHIBIT E

Opinion of Brunson Chandler & Jones, PLLC

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EXHIBIT F

Negative Assurance Letter of Brunson Chandler & Jones, PLLC

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EXHIBIT G

OFFICERS’ CERTIFICATE OF

PROPANC BIOPHAMRA, INC.

[●], 2025

Reference is hereby made to the Underwriting Agreement, dated as of [●], 2025 (the “Underwriting Agreement”), by and between D. Boral Capital LLC, as Representative of the underwriters named on Schedule 1 to the Underwriting Agreement (the “Representative”), and Propanc Biopharma, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not defined have the meanings ascribed to them in the Underwriting Agreement.

The undersigned officers hereby certify, solely in their capacity as officers of the Company and not in their individual capacities, that they are the duly authorized Chief Executive Officer and Chief Financial Officer of the Company, and do hereby further certify that:

i.	the condition set forth in section 4 of the Underwriting Agreement has been satisfied,

ii.	as of the date hereof, the representations and warranties of the Company set forth in Section 2 of the Underwriting Agreement are accurate,

iii.	as of the date hereof, all agreements, conditions and obligations of the Company to be performed or complied with pursuant to the Underwriting Agreement on or prior to the date hereof have been duly performed or complied with,

iv.	for the period from and including the date of the Underwriting Agreement through and including the date hereof, the Company has not: (i) sustained any material loss or interference with its respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or (ii) any change in the capital stock (other than the issuance of Common Stock, Warrants to purchase Common Stock, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement and the Prospectus) or long term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock,

v.	no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission,

vi.	there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference,

vii.	such officers have examined the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus and the Final Prospectus and after reasonable investigation, the Registration Statement and each amendment thereto, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus and the Final Prospectus, as of the effective date of the Registration Statement and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

viii.	no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this Certificate is provided to the Representative,

ix.	there has been no action suit or proceeding, at law or in equity, pending or threatened against the Company or any affiliate of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, Preliminary Prospectus, Pricing Prospectus and the Final Prospectus, and

x.	subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

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IN WITNESS WHEREOF, the undersigned have signed this certificate as of the date set forth above.

PROPANC BIOPHAMRA, INC.

By:
Name:	James Nathanielsz
Title:	Chief Executive Officer and Chief Financial Officer

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EXHIBIT H

CHIEF EXECUTIVE OFFICER’S CERTIFICATE OF

PROPANC BIOPHAMRA, INC.

[*], 2025

Reference is hereby made to the Underwriting Agreement, dated as of [*], 2025 (the “Underwriting Agreement”), between D. Boral Capital, division of Benchmark Investments, LLC, as Representative of the underwriters named on Schedule 1 to the Underwriting Agreement (the “Representative”), and Propanc Biopharma, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not defined have the meanings ascribed to them in the Underwriting Agreement.

The undersigned hereby certifies, solely in his capacity as the Secretary of the Company and not in his individual capacity, that he is the duly authorized Secretary of the Company, and does hereby further certify that:

1. A true and correct copy of the Certificate of Incorporation of the Company, together with all amendments to date, is attached hereto as Exhibit A and the bylaws of the Company, together with all amendments to date are attached as Exhibit B. The Certificate of Incorporation, as amended, and the bylaws, as amended (collectively, the “Charter Documents”) are in full force and effect on the date hereof. No action has been taken by the Board of Directors or the stockholders of the Company for the purpose of effecting any further amendment to or modification of the Charter Documents.

2. No action or proceeding for the dissolution, merger, consolidation, liquidation or reorganization of the Company, or for the sale, lease or other transfer of all or substantially all of any of its assets, is pending, and to the best knowledge of the undersigned, no such action or proceeding is contemplated by the Company, its stockholders, directors or officers.

3. A true and correct copy of the resolutions of the Board of Directors of the Company, duly adopted and approved by the Board of Directors of the Company, is attached hereto as Exhibit C. Such resolutions have not been amended, modified or rescinded since their adoption and are in full force and effect as of the date hereof, and are the only resolutions relating to (a) the execution and delivery of the Underwriting Agreement, (b) the issuance and sale by the Company under the Underwriting Agreement of the Public Securities and the payment of the underwriters’ compensation, (c) the filing of the Company’s Registration Statement with the Commission, and (d) the authorization of all actions required to be taken, or other documents required to be executed and delivered, in connection with any of the foregoing. The resolutions were duly adopted and constitute all of the resolutions of the Board, with respect to the issuance, offering and sale of the Securities and the authorization of the actions to be taken in connection with the transactions described in the Registration Statement and the Pricing Prospectus.

4. Attached hereto as Exhibit D is a true, correct, and complete specimen of the certificate representing the Common Stock.

5. The Underwriting Agreement, as executed and delivered by the Company, is in substantially the form approved by the Board of Directors in the resolutions referred to in paragraph 3 above and has been duly executed and delivered on behalf of the Company by an appropriate officer of the Company.

6. After giving effect to the issuance and registration of the Common Stock described in the Underwriting Agreement, the Company has an aggregate of [___] shares of Common Stock issued and outstanding as of the date hereof.

7. Each person who, as a director or officer of the Company, signed, and delivered by facsimile, portable document file (.pdf) or otherwise, (a) the Underwriting Agreement, (b) the Registration Statement, and (c) any and all other documents or instruments executed and delivered to the Representative in connection with the transactions contemplated by the Underwriting Agreement, was, at all times, duly elected or appointed, qualified and acting as such director or officer, and was duly authorized to execute and deliver such documents or other instruments at the respective times of such execution and delivery and, in the case of the certificates for the Common Stock, the Warrants, or the Representative’s Warrant, the making of true facsimiles or portable document files thereof, and, the signature of each such person (including any electronic signature covered by the U.S. Federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) appearing on each such document is the genuine signature of such director, officer or attorney-in-fact.

8. The minute books, records and other documents of the Company relating to all proceedings of the stockholders, the Board of Directors and the committees of the Board of Directors made available to Brunson Chandler & Jones, LLC and Sichenzia Ross Ference Carmel LLP are the original minute books and records of the Company, or are true, correct and complete copies thereof in all material respects, with respect to all proceedings of said stockholders, Board of Directors and committees of the Board of Directors as of the date hereof, other than meetings for which minutes in draft form were provided. There have been no material changes, additions or alterations in said minute books, records and other documents that have not been provided to Brunson Chandler & Jones, PLLC and Sichenzia Ross Ference Carmel LLP.

9. Securities Transfer Corporation has been duly appointed by the Company to serve as the transfer agent and registrar for the Company’s Common Stock and as warrant agent for the Company’s Warrants and, as of the date hereof, serves in such capacity for the Company’s Common Stock and Warrants, respectively.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has signed this certificate as of the date set forth above.

PROPANC BIOPHARMA, INC.

By:
Name:	James Nathanielsz
Title:	Chief Executive Officer and Chief Financial Officer

I, Dr. Julian Kenyon Chief Scientific Officer and Director of the Company, do hereby certify that James Nathanielsz is the duly elected, qualified, and acting Chief Executive Officer of the Company and that the signature set forth above her/his name is her/his genuine signature.

By:
Name:	Dr. Julian Kenyon
Title:	Chief Scientific Officer and Director

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